SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        Date of Report: June 12, 2007

                              Synergy Brands, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            0-19409                   22-2993066
(State of incorporation)     (Commission File No.)           (IRS Employer
                                                            Identification No.)

                     223 UNDERHILL BLVD., SYOSSET, NY 11791
               (Address of principal executive offices) (zip code)

   Registrant's telephone number, including area code: 1-516-714-8200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

On June 8, 2007 the Registrant announced by Press Release, a reproduction of which is included herewith as an exhibit, its plan for making an oral presentation of its business forecasts for fiscal 2007 at an investor conference in Boca Raton, Florida and posted the outline and particulars of its
presentation        on        the         Registrant's         website        at
http://www.sybr.com/investor_media.htm and such investor conference was effecuated on June 12, 2007. The financial figures presented therein referenced certain EBITDA numbers which are acknowledged by the Registrant to not be GAAP compliant and should be reviewed accordingly, and in compliance with applicable Securities and Exchange Commission regulation, comparable GAAP numbers have also been presented as to such EBITDA figures in disclosure of the financial results as presented in earlier disclosure where such financial information was previously presented (see Form 8-K filed May 15, 2007 and incorporated by reference herein).

The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that secion. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference

Item 9.01  Financial Statements and Exhibits

Exhibits

99.1  Press release dated June 8, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Synergy Brands, Inc.

                              By: /s/ Mair Faibish
                                  ----------------
                                      Mair Faibish
                             Chairman of the Board

                            By: /s/ Mitchell Gerstein
                                ---------------------
                                    Mitchell Gerstein
                              Chief Financial Officer

Dated:  June 13, 2007